UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2022

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2.02. Results of Operations and Financial Condition
On February 24, 2022, South Jersey Industries, Inc. (“SJI”) issued a press release reporting the results of its operations for the three months ended and year ended December 31, 2021. The press release is attached hereto as Exhibit 99.1. SJI does not intend for this Item 7.01 or Item 9.01, Exhibit 99.1, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On February 24, 2022, South Jersey Industries, Inc. (“SJI”) issued a press release reporting the results of its operations for the three months ended and year ended December 31, 2021. The press release is attached hereto as Exhibit 99.1. SJI does not intend for this Item 7.01 or Item 9.01, Exhibit 99.1, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 South Jersey Industries, Inc. press release and financials dated February 24, 2022.

Exhibit Index

Exhibit Number
99.1	Press Release dated February 24, 2022 announcing South Jersey Industries' Fourth Quarter 2021 Financial Results
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date:	Date: February 24, 2022	By:	/s/ Steven R. Cocchi
Steven R. Cocchi
Senior Vice President & Chief Financial Officer, SJI